EXHIBIT 99

Term Sheets

Banc of America Commercial Mortgage Inc.,
Commercial Mortgage Pass-Through Certificates,
Series 2005-4 $1.586B NEW ISSUE CMBS

Joint Bks/LDS:          Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Managers:            Goldman Sachs/RBS Greenwich Capital
Rating Agencies:        Fitch and S&P

Class          Size($mm)      (F/S&P)        Sub Lvl        WAL      Prin Window
A-1             50.5          AAA/AAA        20.000%        3.00       1-57
A-2            215.5          AAA/AAA        20.000%        4.75       57-60
A-3            157.9          AAA/AAA        20.000%        6.62       79-83
A-SB            61.2          AAA/AAA        20.000%        7.29       60-111
A-4A           485.9          AAA/AAA        30.000%        9.64       111-118
A-4B            69.4          AAA/AAA        20.000%        9.78       118-118
A-1A           228.1          AAA/AAA        20.000%        7.83       1-118
A-J             97.1          AAA/AAA        13.875%        9.84       118-119
B               31.7           AA/AA         11.875%        9.87       119-119
C               15.9          AA-/AA-        10.875%        9.87       119-119
D               29.7            A/A           9.000%        9.90       119-120
XP              TBD           AAA/AAA          -             -


XP is Notional Balance

Collateral:         128 Loans / 149 Properties

Loan Sellers:       Bank of America, N.A./Bear Stearns Commercial Mortgage, Inc.

Property Types:     Off 34.2%, Ret 24.2%, Multi 22.8%, Hotel 7.6%, Indus 5.1%,
                    SS 3.8%, Mixed Use 1.8%,  MHC 0.5%

Geographic:         CA:19.6% (So. CA: 19.4%, No.CA: 0.2%), NY:12.0%, MD:7.9%,
                    GA:7.5%, VA: 5.5%, FL: 5.4%; No Others >5%

DSCR/LTV            1.46x / 71.2%
Inv. Grade Lns:     1 loan for 1.1% of UPB
Top 10 Loans:       46.2% of the pool, DSCR: 1.51x, LTV: 68.1%

Top 3 Trust Assets
                                               BALANCE          DSCR       LTV
Pacific Arts Plaza                             110,000,000      1.39x      71.4%
Renaissance Baltimore Harborplace              110,000,000      1.50x      70.1%
Sotheby's Building                             110,000,000      1.22x      64.4%


Expected Timing
Termsheet/Red           -   Electronic's Tuesday / Hardcopy's Thursday
Launch/Price            -   Week of September 12, 2005
Settlement              -   September 28, 2005

Roadshow
Wed 9/7   - 8:30am NY Brkfst- BAS Office, 9 West 57th, 21Main /NY Meetings
Wed 9/7   - 8am EST Chicago Group Breakfast -BAS Office, 233 South Wacker Drive,
            28th Floor / 1:30 EST Minneapolis Group Meeting- Grand Hotel
Thurs 9/8 - 8:30am Boston Brkfst- BAS Office, 2 International Place, 25th Floor/
            12pm Hartford lunch - Max Downtown
Fri 9/9   - NY Meetings

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, or Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.

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This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

      Wed (9/07)           Wed(9/07)           Thurs (9/08)       Fri (9/09)
       Chi/Minn               NY              Boston/Hartford          NY
AM 8am Group Brkfst  8:30am-Group Brkfst  8:30am-Group Brkfst
Comerford(8:30am)
     BAS Offices        9 West 57th St.     2 International Pl.
       Chicago             21 Main              25th Floor
AM                                              Boston, MA
Willett(10:30am)

LNCH                 Lagana (12:15pm)    12:00pm Hartford Lunch
Baucom(12:30pm)
                                               Max Downton
                                             185 Asylum Street
PM 1:30pm Group Meeting Fry (2:15PM)           Hartford, CT
Comerford(2:30pm)
       Grand Hotel
       Minneapolis
PM                     Willett (4:15pm)                               OPEN
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This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC and Bear, Stearns and Co., Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. The classes identified above have not been and will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Any information will be superseded by information contained in the final offering circular for any securities actually offered. Copies of the final offering circular may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179. Such securities may not be suitable for all investors.